j2 Global Reports Third Quarter 2011 Results

Achieves Record Quarterly and Nine Month Revenues
Increases Quarterly Dividend by 2.5% to $0.205 Per Share

LOS ANGELES —November 2, 2011—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the third quarter ended September 30, 2011 and announced that its Board of Directors has declared an increase of its quarterly cash dividend to $0.205 per share.

The Company achieved record quarterly and nine-month GAAP revenues of $86.0 million and $245.1 million, respectively. The Company also achieved record quarterly and nine-month fixed subscriber revenues* of $70.4 million and $197.1 million, respectively. In addition, the Company generated record nine-month free cash flow(3) of $117.4 million.

THIRD QUARTER 2011 RESULTS

GAAP revenues increased 37.0% to $86.0 million compared to $62.8 million in Q3 2010.

Non-GAAP net earnings per diluted share(1) (2) increased 36.2% to $0.64 from $0.47 in Q3 2010. GAAP net earnings per diluted share increased 25.6% to $0.54 for Q3 2011 from $0.43 for Q3 2010.

Free cash flow(3) for Q3 2011 increased 39.6% to $37.2 million compared to $26.7 million in Q3 2010.

The Company ended the quarter with $193.8 million in cash and investments.

Key financial results for third quarter 2011 versus third quarter 2010 are as follows:

	Q3 2011	Q3 2010	% Change
GAAP Revenues	$86.0 million	$62.8 million	37.0%
Non-GAAP Net Earnings per Diluted Share(1)(2)	$0.64	$0.47	36.2%
GAAP Net Earnings per Diluted Share(1)	$0.54	$0.43	25.6%
Free Cash Flow (3)	$37.2 million	$26.7 million	39.6%

(1)	The estimated Non-GAAP effective tax rate was approximately 23.4% for Q3 2011 and 28.8% for Q3 2010. The estimated GAAP effective tax rate was approximately 30.6% for Q3 2011 and 28.5% for Q3 2010.

(2)	Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain transition-related costs, taxes associated with the sale of a tradename and the reversal of uncertain income tax positions due to expired statutes of limitations, in each case net of tax.

(3)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation.

“I am particularly excited about three accomplishments this quarter,” said Hemi Zucker, j2 Global’s chief executive officer. “First, is the continued growth of our fixed subscriber revenue, which serves as a stable base upon which the rest of our business is built. Second, I am extremely proud of the efficiency with which the Company has integrated the recent acquisitions of Venali® and Data Haven and migrated and upgraded the my1voice™ customers to eVoice®. Our success with the Protus® acquisition and migration enhances our confidence to pursue larger acquisitions which is facilitated our cash and investment position of nearly $200 million. Third, we are continuing to see increased success with our cross selling programs, which we intend to expand in 2012.”

BUSINESS OUTLOOK

j2 Global is reaffirming its previously issued financial estimates for fiscal 2011. Non-GAAP revenues is expected to be between $335 and $345 million and Non-GAAP net earnings per diluted share is expected to be between $2.46 and $2.56, exclusive in each case, where applicable, of approximately $9 million of share-based compensation expense, approximately $4 million of transition-related costs and the impact of a Q1 2011 one-time, non-cash, change in estimate relating to deferred revenues.

It is anticipated that the normalized Non-GAAP effective tax rate for fiscal 2011 (exclusive of the release of certain FIN 48 reserves) will be between 25% and 27%.

DIVIDEND

The Company’s Board of Directors has approved the declaration of a quarterly cash dividend to its shareholders of $0.205 per common share, a 2.5% increase versus last quarter’s dividend. The dividend will be paid on November 28, 2011 to all shareholders of record as of the close of business on November 14, 2011. Future dividends will be subject to Board approval.

* Fixed subscriber revenues represent revenues derived from both recurring and activation subscriber fees.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. (NASDAQ: JCOM) provides cloud based, value-added communication, messaging and data backup services to individuals and businesses around the world. With offices in eight cities worldwide, j2 Global's network spans more than 4,600 cities in 49 countries on six continents. The Company's websites appear in numerous languages, including Dutch, French, German, Spanish, English and more. Payments are accepted in currencies that include the U.S. Dollar, British Pound, Canadian Dollar, Japanese Yen, Euro, Hong Kong Dollar and more. j2 Global provides live sales and customer service support in multiple languages, including English, Spanish, Dutch, German, French, Cantonese and more. j2 Global markets its services principally under the brands eFax®, eVoice®, FuseMail®, Campaigner®, KeepItSafe® and Onebox®. As of December 31, 2010, j2 Global had achieved 15 consecutive fiscal years of revenue growth. For more information about j2 Global, please visit www.j2global.com.

Contact:	Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, particularly those contained in the “Business Outlook” and “Dividend” portions regarding the Company’s expected fiscal 2011 financial performance and regarding any future dividend payments. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; sufficient cash flows and liquidity to pay future dividends and the Board approving any such dividends; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2010 Annual Report on Form 10-K filed by j2 Global on February 28, 2011, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” and “Dividend” portions regarding the Company’s expected fiscal 2011 financial performance and regarding any future dividend payments are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	SEPTEMBER 30,	DECEMBER 31,
	2011	2010
ASSETS
Cash and cash equivalents	$134,190	$64,752
Short-term investments	29,005	14,035
Accounts receivable,
net of allowances of $3,527 and $2,588, respectively	17,723	17,423
Prepaid expenses and other current assets	16,145	15,196
Deferred income taxes	3,160	4,096

Total current assets	200,223	115,502

Long-term investments	30,635	8,175
Property and equipment, net	14,335	13,567
Goodwill	279,007	281,848
Other purchased intangibles, net	100,369	99,954
Deferred income taxes	11,677	12,967
Other assets	659	610

TOTAL ASSETS	$636,905	$532,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$22,903	$25,112
Income taxes payable	2,343	1,798
Deferred revenue	27,275	16,938
Liability for uncertain tax positions	297	13,471
Deferred income taxes	680	573

Total current liabilities	53,498	57,892

Liability for uncertain tax positions	27,897	24,391
Deferred income taxes	20,042	15,293
Other long-term liabilities	3,072	3,302

Total liabilities	104,509	100,878

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	553	537
Additional paid-in capital	194,649	164,769
Treasury stock	(112,671)	(112,671)
Retained earnings	452,489	381,145
Accumulated other comprehensive loss	(2,624)	(2,035)

Total stockholders' equity	532,396	431,745

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$636,905	$532,623

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
	2011	2010	2011	2010
Revenues
Subscriber	$85,622	$62,066	$243,788	$182,173
Other	405	712	1,299	2,196

Total revenue	86,027	62,778	245,087	184,369

Cost of revenues (including share-based compensation of $246 and
$736 for the three and nine months of 2011, respectively, and $304
and $963 for the three and nine months of 2010, respectively)	15,002	10,732	45,952	31,378
Gross profit	71,025	52,046	199,135	152,991

Operating expenses:
Sales and marketing (including share-based compensation of
$350 and $1,049 for the three and nine months of 2011,
respectively, and $464 and $1,460 for the three and nine months
of 2010, respectively)	15,073	10,878	44,929	32,327
Research, development and engineering (including share-based compensation of $110 and $367 for the three and nine months of
2011, respectively, and $204 and $645 for the three and nine
months of 2010, respectively)	4,105	3,008	12,714	8,810
General and administrative (including share-based compensation of $1,542 and $4,532 for the three and nine months of 2011,
respectively, and $1,805 and $5,699 for the three and nine
months of 2010, respectively)	15,403	10,921	44,037	34,263

Total operating expenses	34,581	24,807	101,680	75,400
Operating earnings	36,444	27,239	97,455	77,591
Interest and other income (expense), net	290	491	262	1,750
Earnings before income taxes	36,734	27,730	97,717	79,341
Provision for income taxes	11,236	7,896	12,770	23,161
Net earnings	$25,498	$19,834	$84,947	$56,180

Basic net earnings per common share	$0.55	$0.44	$1.84	$1.26
Diluted net earnings per common share	$0.54	$0.43	$1.81	$1.23

Basic weighted average shares outstanding	45,993,328	44,716,366	45,498,763	44,488,561
Diluted weighted average shares outstanding	46,455,584	45,939,172	46,108,890	45,738,389

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	NINE MONTHS ENDED SEPTEMBER 30,
	2011	2010
Cash flows from operating activities:
Net earnings	$84,947	$56,180
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	14,892	10,973
Amortization of discount or premium of investments	600	670
Share-based compensation	6,672	8,767
Excess tax benefit from share-based compensation	(13,246)	(164)
Provision for doubtful accounts	4,963	1,542
Deferred income taxes	5,394	(815)
Decrease (increase) in:
Accounts receivable	(7,074)	(1,354)
Prepaid expenses and other current assets	3,811	1,097
Other assets	153	(262)
(Decrease) increase in:
Accounts payable and accrued expenses	(1,112)	2,350
Income taxes payable	8,885	(11,426)
Deferred revenue	9,723	(422)
Liability for uncertain tax positions	(9,668)	6,339
Other	293	677
Net cash provided by operating activities	109,233	74,152

Cash flows from investing activities:
Maturity of certificates of deposit	—	31,653
Purchase of certificate of deposit	(8,000)	—
Sales of available-for-sale investments	20,127	9,019
Purchases of available-for-sale investments	(50,192)	(52,921)
Purchases of property and equipment	(5,075)	(1,273)
Purchases of intangible assets	(2,616)	(6,953)
Acquisition of businesses, net of cash received	(3,244)	(36,546)
Proceeds from sale of assets	4	—
Net cash used in investing activities	(48,996)	(57,021)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(1,273)	(4,175)
Issuance of common stock under employee stock purchase plan	110	85
Exercise of stock options	7,001	2,349
Excess tax benefit from share-based compensation	13,246	164
Dividends paid	(9,463)	—
Net cash provided by (used in) financing activities	9,621	(1,577)

Effect of exchange rate changes on cash and cash equivalents	(420)	(265)

Net increase in cash and cash equivalents	69,438	15,289
Cash and cash equivalents at beginning of period	64,752	197,411
Cash and cash equivalents at end of period	$134,190	$212,700

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense; (2) elimination of payroll taxes associated with share-based compensation; (3) elimination of certain acquisition and related exit costs and (4) elimination of income tax expense or benefit associated with share-based compensation, the associated payroll taxes, certain acquisition and related exit costs, a change to our liability of uncertain tax position due to expiration of statues of limitations and taxes related to trade name sale.

Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	THREE MONTHS ENDED SEPTEMBER 30, 2011				THREE MONTHS ENDED SEPTEMBER 30, 2010
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$85,622	$-		$85,622	$62,066	$-		$62,066
Other	405	-		405	712	-		712

Total revenue	86,027	-		86,027	62,778	-		62,778

Cost of revenues	15,002	(273)	(1), (3)	14,729	10,732	(304)	(1)	10,428

Gross profit	71,025	273		71,298	52,046	304		52,350

Operating expenses:
Sales and marketing	15,073	(350)	(1)	14,723	10,878	(464)	(1)	10,414
Research, development and engineering	4,105	(178)	(1), (3)	3,927	3,008	(204)	(1)	2,804
General and administrative	15,403	(1,667)	(1), (2), (3)	13,736	10,921	(1,826)	(1), (2)	9,095

Total operating expenses	34,581	(2,195)		32,386	24,807	(2,494)		22,313

Operating earnings	36,444	2,468		38,912	27,239	2,798		30,037

Interest and other income (expense), net	290	-		290	491	-		491

Earnings before income taxes	36,734	2,468		39,202	27,730	2,798		30,528

Provision for income taxes	11,236	(2,059)	(4)	9,177	7,896	883	(4)	8,779

Net earnings	$25,498	$4,527		$30,025	$19,834	$1,915		$21,749

Diluted net earnings per share	$0.54			$0.64	$0.43			$0.47

Diluted weighted average shares outstanding	46,455,584			46,455,584	45,939,172			45,939,172

(1) Share-based compensation expense:
Cost of revenues		$(246)				$(304)
Sales and marketing		(350)				(464)
Research, development and engineering		(110)				(204)
General and administrative		(1,542)				(1,805)
		$(2,248)				$(2,777)

(2) Payroll taxes associated with share-based compensation
Cost of revenues		$-				$-
Sales and marketing		-				-
Research, development and engineering		-				-
General and administrative		(108)				(21)
		$(108)				$(21)

(3) Acquisition and exit costs:
Cost of revenues		$(27)				$-
Sales and marketing		-				-
Research, development and engineering		(68)				-
General and administrative		(17)				-
		$(112)				$-

(4) Income tax adjustment, net impact of the items above
Share-based compensation expense		696				877
Payroll taxes associated with share-based compensation		33				6
Acquisition and exit costs		35				-
Change in uncertain income tax position due to expiration of statutes of limitations		1,069				-
Trade name sale		(3,892)				-
		$(2,059)				$883

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of the impact to revenues resulting from a change in estimate of deferred revenue; (2) elimination of share-based compensation expense; (3) elimination of payroll taxes associated with share-based compensation; (4) elimination of certain acquisition and related exit costs and (5) elimination of income tax expense or benefit associated with the change in estimate of deferred revenue, shared-based compensation and associated payroll taxes, certain acquisition and related exit costs, a change to our liability of uncertain tax position due to expiration of statues of limitations and taxes related to trade name sale. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	NINE MONTHS ENDED SEPTEMBER 30, 2011				NINE MONTHS ENDED SEPTEMBER 30, 2010
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$243,788	$10,325	(1)	$254,113	$182,173	$-		$182,173
Other	1,299	-		1,299	2,196	-		2,196

Total revenue	245,087	10,325		255,412	184,369	-		184,369

Cost of revenues	45,952	(1,108)	(2), (3), (4)	44,844	31,378	(963)	(2)	30,415

Gross profit	199,135	11,433		210,568	152,991	963		153,954

Operating expenses:
Sales and marketing	44,929	(1,819)	(2), (3), (4)	43,110	32,327	(1,460)	(2)	30,867
Research, development and engineering	12,714	(1,103)	(2), (3), (4)	11,611	8,810	(645)	(2)	8,165
General and administrative	44,037	(6,113)	(2), (3), (4)	37,924	34,263	(6,073)	(2), (3), (4)	28,190

Total operating expenses	101,680	(9,035)		92,645	75,400	(8,178)		67,222

Operating earnings	97,455	20,468		117,923	77,591	9,141		86,732

Interest and other income (expense), net	262	-		262	1,750	-		1,750

Earnings before income taxes	97,717	20,468		118,185	79,341	9,141		88,482

Provision for income taxes	12,770	16,899	(5)	29,669	23,161	2,849	(5)	26,010

Net earnings	$84,947	$3,569		$88,516	$56,180	$6,292		$62,472

Diluted net earnings per share	$1.81			$1.89	$1.23			$1.37

Diluted weighted average shares outstanding	46,108,890			46,108,890	45,738,389			45,738,389

(1) Change in estimate of deferred revenue		$10,325				$-

(2) Share-based compensation expense:
Cost of revenues		$(736)				$(963)
Sales and marketing		(1,049)				(1,460)
Research, development and engineering		(367)				(645)
General and administrative		(4,532)				(5,699)
		$(6,684)				$(8,767)

(3) Payroll taxes associated with share-based compensation
Cost of revenues		$(6)				$-
Sales and marketing		(6)				-
Research, development and engineering		(5)				-
General and administrative		(160)				(169)
		$(177)				$(169)

(4) Acquisition and exit costs:
Cost of revenues		$(366)				$-
Sales and marketing		(764)				-
Research, development and engineering		(731)				-
General and administrative		(1,421)				(205)
		$(3,282)				$(205)

(5) Income tax adjustment, net impact of the items above
Change in estimate of deferred revenue		$2,707				$-
Share-based compensation expense		2,055				2,738
Payroll taxes associated with share-based compensation		51				51
Acquisition and exit costs		850				60
Change in uncertain income tax position due to expiration of statutes of limitations		15,128				-
Trade name sale		(3,892)				-
		$16,899				$2,849

j2 Global Communications, Inc.
Free Cash Flows
(in Thousands)

	Q1	Q2	Q3	Q4	YTD
2011
Net cash provided by operating activities	$38,153	$42,398	$28,682		$109,233
Less: Purchases of property and equipment	(625)	(1,860)	(2,590)		(5,075)
Add: Excess tax (deficiency) benefit from share-based compensation	679	1,443	11,124		13,246
Free cash flows	$38,207	$41,981	$37,216	$-	$117,404

2010
Net cash provided by operating activities	$34,688	$12,317	$27,147	$22,233	$96,385
Less: Purchases of property and equipment	(86)	(495)	(692)	(569)	(1,842)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374	196	(102)	62
Add: IRS settlement*	-	14,223	-	-	14,223
Free cash flows	$34,196	$26,419	$26,651	$21,562	$108,828

* Free cash flows of $26.4 million for Q2 2010 were before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

2009
Net cash provided by operating activities	$31,152	$20,362	$26,469	$23,850	$101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	$30,436	$22,863	$26,105	$22,241	$101,645

2008
Net cash provided by operating activities	$27,411	$23,840	$15,676	$23,789	$90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	$27,181	$23,248	$14,951	$24,394	$89,774